CONFIDENTIAL
EXECUTION VERSION

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS (***), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 1
TO COMMERCIALIZATION AGREEMENT BETWEEN
INSMED INCORPORATED AND PARI PHARMA GMBH
This first amendment (“Amendment No. 1”) effective 21 July 2017 (“Amendment No. 1 Effective Date”) to the Commercialization Agreement dated and effective the 8th of July 2014 (the “Agreement”) between PARI Pharma GmbH, a German corporation with a principal place of business at Moosstrasse 3, D-82319 Starnberg, Germany (“PARI”) and Insmed Incorporated, a Virginia corporation with a principal place of business at 10 Finderne Avenue, Building 10, Bridgewater, NJ  08807-3365 (“Insmed”), is entered into between PARI and Insmed. PARI and Insmed shall be referred to collectively as the “Parties”.
WHEREAS, the Parties now desire to amend the terms and conditions of the Agreement to reflect certain business discussions between the Parties.
NOW, THEREFORE, in consideration of the recitals set forth above, the mutual covenants, terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment No. 1 shall have the meanings ascribed to them in the Agreement.
2.    Section 1.14 shall be deleted and replaced as follows:
“1.14 “[***]” shall mean a unit of Device which comprises of [***].”
3.    Section 4.3. Section 4.3(c) of the Agreement is hereby amended by adding the following at the end of such subsection: “If there are material changes in the applicable tax laws during the Term, the parties shall negotiate in good faith to determine whether any amendments are required to the terms of this Agreement”.
4.    Section 6.1. Section 6.1 of the Agreement is hereby amended by deleting “Within [***] days from the Effective Date” and replacing it with “Prior to the first MAA submission”.
5.    Section 6.2. Section 6.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
“6.2    Forecasts. Subject to Section 6.3 with respect to the Initial Purchase Order, no less than [***] months (for the United States) or [***] months (for any major market such as the EU or Japan other than the United States) prior to the earliest anticipated delivery date of the Initial Purchase Order and thereafter on a quarterly basis during the Term, at least [***] days

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CONFIDENTIAL
EXECUTION VERSION

before the end of each calendar quarter, INSMED shall provide PARI with its good faith, reasonable written projections (broken down by Devices, [***] and [***]) of the anticipated total market requirements of PARI Products for each major market (such as the United States, the EU or Japan) in the INSMED Territory (“Forecast”), on a [***] basis during the [***] month period immediately following (i) the calendar quarter in which such projection is issued or (ii) in case of the first Forecast for the First Commercial Sale in each major market (such as the EU or Japan). The forecasted quantities of PARI Products set forth in each Forecast for (i) the first [***] month period in such Forecast are binding and (ii) [***] in such Forecast are non-binding, good faith estimates provided solely to assist PARI in its production planning. All Forecasts shall be deemed INSMED Confidential Information. PARI shall use commercially reasonable efforts to commence scale-up activities to transition from clinical supply to commercial supply based on INSMED’s Forecasts which shall be reasonably explained by INSMED to PARI.”
6.    Section 6.3. The first sentence of Section 6.3 is hereby deleted and replaced as follows:
“No later than [***] months (for the United States) or [***] months (for each major market such as the EU or Japan other than the United States) prior to the earliest anticipated delivery date of the Initial Purchase Order, INSMED shall provide PARI with a purchase order for a quantity by item number of PARI Products needed for initial supply of INSMED Product and PARI Products in the respective major market (such as the United States, the EU or Japan) (each an “Initial Purchase Order”). For the Initial Purchase Order for the United States, PARI shall deliver (i) at least [***] of the quantity ordered in the Initial Purchase Order within [***] months of the Initial Purchase Order, (ii) at least [***] of the quantity ordered in the Initial Purchase Order within [***] months, of the Initial Purchase Order and (iii) the remaining [***] shall be delivered within [***] months of the Initial Purchase Order. The Parties agree that the above-mentioned lead times for the Initial Purchase Order are based on an assumed demand of aerosol heads in the Initial Purchase Order for the United States which does not exceed [***] aerosol heads in aggregate. In case the actual amount of aerosol heads in the Initial Purchase Order for the United States exceeds [***] aerosol heads in aggregate the Parties will discuss in good faith an adapted delivery.”
7.    Section 6.4. Section 6.4 (a) is hereby amended by deleting in the third sentence “that no such Purchase Order shall have a shipment date prior to the [***] day following the date of receipt by PARI of the Initial Purchase Order” and replacing it by “that no such Purchase Order shall have a shipment date prior to the earliest anticipated delivery date of the Initial Purchase Order and further provided that the quantities of PARI Products stipulated in an Purchase Order for delivery in the first [***] months after the First Commercial Sale in a major market (such as the EU or Japan) do not exceed the quantities of PARI Products stipulated in the first Forecast which is provided to PARI at least [***] months for the United States and [***] months for other major markets (such as the EU or Japan) prior to the earliest anticipated delivery date of the Initial Purchase Order” so that such third sentence of Section 6.4 (a) reads:

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CONFIDENTIAL
EXECUTION VERSION

“PARI shall ship the quantity of PARI Products specified in each Purchase Order no less than [***] days after the date and confirmation of such Purchase Order by PARI, unless otherwise agreed to by PARI and INSMED; provided, however, that no such Purchase Order shall have a shipment date prior to the earliest anticipated delivery date of the Initial Purchase Order and further provided that the quantities of PARI Products stipulated in a Purchase Order for delivery in the first [***] months after the First Commercial Sale in a major market (such as the EU or Japan) do not exceed the quantities of PARI Products stipulated in the first Forecast which is provided to PARI at least [***] months for the United States and [***] months for other major markets (such as the EU or Japan) prior to the earliest anticipated delivery date of the Initial Purchase Order.”
8.    Exhibit D. Exhibit D to the Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit D attached hereto.
9.    Exhibit E. Exhibit E to the Agreement is hereby amended by deleting “[***]” and replacing it with “[***]”.
10.    Exhibit I. Exhibit I to the Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit I attached hereto.
11.    Miscellaneous. Upon execution, this Amendment No. 1 shall be made part of the Agreement and shall be incorporated therein by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 as of the Amendment No. 1 Effective Date indicated above.

INSMED INCORPORATED            PARI PHARMA GMBH

By:                         By:
Name: William H. Lewis            Name: Dr. Martin Knoch
Title: CEO & President            Title: President
Date:                         Date:

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CONFIDENTIAL
EXECUTION VERSION

EXHIBIT D

Representatives of the JSC

Joint Steering Committee

PARI: [***], [***] and [***]

INSMED: [***], [***] and [***]

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CONFIDENTIAL
EXECUTION VERSION

EXHIBIT I
Price
1. United States/Canada Price

Description	Prices for United States and Canada
for each unit of [***]*	See table below
for each unit of [***]	$[***]
The price for each [***] shall be determined as follows:

Number of [***] Purchased in a Calendar Year	Price/ [***]*
[***]-[***]	$[***]
[***]-[***]	$[***]
[***] and over	$[***]
* [***].
2. EU/ROW Price. Prices for EU and ROW markets shall be negotiated in good faith and set forth in the applicable Territory-Specific Appendix.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.